EXHIBIT 10.37


THE OPTION AND COMMON STOCK REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FLORIDA SECURITIES ACT, AS AMENDED, OR THE LAWS OF ANY OTHER STATE, AND ARE BEING GRANTED PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THAT ACT AND SUCH STATE LAWS. OPTIONS OR SHARES OF STOCK ACQUIRED BY OPTIONEE MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTIONS OR SHARES OF STOCK UNDER THAT ACT OR SUCH STATE LAWS AS MAY BE APPLICABLE, OR PURSUANT TO EXEMPTIONS FROM SAID REGISTRATION UNDER SAID ACT AND SAID LAWS. FURTHER, THIS AGREEMENT CONTAINS SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY OF THE OPTIONS AND SHARES OF STOCK.

                             ECKLER INDUSTRIES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") effective as of the 5th day of March, 1997, by and among the CONLAN-SMART CHOICE HOLDINGS MANAGEMENT TRUST under agreement dated January 29, 1997, Thomas E. Conlan, settlor, and Gary R. Smith and Gerald C. Parker, trustees, and the PARKER-SMART CHOICE HOLDINGS MANAGEMENT TRUST under agreement dated January 29, 1997, Gerald C. Parker, settlor, and Gary R. Smith and Gerald C. Parker, trustees (such trusts are referred to herein as the "Grantors"), ROBERT J. ABRAHAMS, an individual, (the "Optionee") and ECKLER INDUSTRIES, INC., a Florida corporation (the "Company").

                                   WITNESSETH:

     WHEREAS, the Optionee has provided services to the Company and its affiliates from December 1, 1996 through February 15, 1997 without compensation and has not been paid a starting bonus described in the Optionee's Executive Employment Agreement with the Company dated December 1, 1996 (the foregoing is referred to herein as the "Compensation"):

     WHEREAS, the Grantors desire to grant the Optionee the option set forth herein in lieu of the Compensation;

     NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement, the Grantors hereby grant to Optionee, the option to purchase from the Grantors (the "Option"), 12,500 shares of the Class A Common Stock (the "Common Stock") of the Company (the "Option Shares"), at the exercise price per share of $2.00 (the "Option Price"). The Option shall be exerciseable, in whole or in part, for a period of five (5) years (the "Exercise Period") from the date hereof. The Option shall vest immediately so that the Optionee may exercise the Option as to all the Option Shares on the execution and delivery of this Agreement.

     The Grantors agree that on any exercise of the Option, the Option shall be exercised as to an equal number of Option Shares for each Grantor.

     None of the Options are intended to be "incentive stock options" as defined in Section 422(b) of the Internal Revenue Code. Grantors and the Company represent and warrant that no action required of them under this Agreement or any other agreements or understandings, written or oral, entered into with Optionee will conflict with, breach or otherwise impair any previously existing agreements or understandings, whether written or oral, into which the Company and Grantors have entered with other persons or entities.

     2. TERMINATION OF THE OPTION.

     (a) The Option shall terminate and no longer be exercisable upon the occurrence of the following:

     (i) In accordance with the expiration of the Exercise Period set forth above;

     (ii) Involuntary dissolution of the Company.

     (b) Termination in the event of death, disability or termination of status as an employee.

     (i) If Optionee dies while an employee of the Company or within three (3) months after termination of his status as an employee because of his permanent disability (as defined below), his Option may be exercised, to the extent that the Optionee shall have been entitled to do so on the date of his death, by the person or persons to whom the Optionee's right under the Option passes by will or applicable law, or if no such person has such right, by his executors or administrators, at any time or from time to time, but not later than the expiration date specified in Section 1 or three (3) months after Optionee's death, whichever is earlier.

     (ii) If Optionee's status as an employee of the Company shall terminate because of his total disability, he may exercise his Option to the extent that he shall have been entitled to do so at the date of such termination, at any time or from time to time, but not later than the expiration date specified in
Section 1 or three (3) months after termination of employment, whichever date is earlier.

     (iii) If Optionee's  status as an employee of the Company  shall  terminate
(A) involuntarily other than for cause, death, or total disability, all rights to exercise his Option, to the extent that he shall have been entitled to do so at the date of such termination, shall terminate at the expiration date specified in Section 1 or three months after termination of employment, whichever date is earlier.

     (iv) If Optionee's status as an employee of the Company shall terminate for cause (as defined below), all rights to exercise his Options shall terminate at the date of such termination.

     (c) "Termination for cause" shall be defined as set forth in the Employment Agreement between Company and Optionee effective as of December 1, 1996. "Permanent disability" shall be defined as set forth in the Employment Agreement between Company and Optionee effective as of December 1, 1996.

     3. EXERCISE. Optionee (or in the case of Optionee's death or disability, the legal representative of Optionee) may execute the Option only by giving timely notice of the exercise of an Option prior to the expiration or termination of the Exercise Period to the Grantors at 5200 South Washington Avenue, Titusville, Florida. Such notice shall state the number of shares to be purchased which are attributable to the Option which is being exercised, and shall be accompanied by the full purchase price for such shares, payable in U.S. Dollars by certified check or bank draft, unless the Grantors shall permit payment of the purchase price in another manner.

     4. DELIVERY OF OPTION SHARES. As soon as possible after receipt by the Grantors of a timely notice of exercise of any of the Options hereunder, of payment therefor, the Grantors shall transfer to Optionee or his Legal Representative(s), as the case may be, one or more certificate(s) for the number of shares with respect to which the Options shall have been so exercised.

     5. RESTRICTIONS UPON TRANSFER.

     (a) Neither the Optionee nor any other person or entity shall have any interest in any specific asset or assets or stock of the Company by reason of the granting of the Options. Any attempt to assign or to transfer this Agreement or the Options granted hereunder, whether voluntarily or involuntarily, by operation of law or otherwise, shall immediately terminate this Agreement, all the Options granted hereunder shall be of no further force or effect and no interest or right hereunder shall vest in any other person.

     (b) Nothing in this Agreement shall be construed in limitation of any restrictions upon transfer of any of the Option Shares contained elsewhere, including any restrictions that may be contained in the Certificate of Incorporation or the By-Laws of the Company.

     (c) Nothing in this Agreement shall be construed as a modification of any existing agreements with respect to the gift, sale, purchase, transfer, pledge, hypothecation, or other disposition or encumbrance of the Option Shares between the parties to this Agreement, or between or among either or both of the parties to this Agreement and one or more persons not party to this Agreement.

     (d) The Optionee acknowledges that the certificate evidencing ownership of the Common Stock will be stamped or otherwise imprinted on the face thereof with a legend in substantially the following form:

     "The shares represented by this Certificate have not been registered under the federal Securities Act of 1933, as amended (the "Act") or any state securities act. No sale, offer to sell or transfer of the shares shall be made unless a registration statement under the Act, or any applicable state statute, with respect to the shares is then in effect or an exemption from the registration requirements of such Act or state statute is then in fact applicable to the shares."

     6. RIGHTS AS STOCKHOLDER.

     (a) Optionee shall have none of the rights of a stockholder with respect to any of the Option Shares until any Option granted herein shall have been exercised and until such respective shares attributable to such Option shall have been issued to Optionee.

     (b) Nothing in this Agreement shall affect in any way the rights or powers of the Company, or any parent or subsidiary Company, or any of the directors or stockholders of any of the Company, to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks or other classes of securities ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any grant of options to purchase securities of the Company otherwise than under this Agreement, or to effect any other corporate act or proceeding, whether of a similar character or otherwise.

     (c) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or of another corporation or entity or shares of a different par value or without par value through a recapitalization, stock dividend, stock split, reverse stock split or a reorganization under which the Company is not the surviving entity, an appropriate or proportionate adjustment shall be made in the number and/or kind of securities allocated to the Options, without change in the aggregate Option Price applicable to the unexercised portion of the outstanding Option but with a corresponding adjustment in the Option Price for each share or other unit of any security covered by the Option. No adjustment shall occur under this Section 6 by virtue of the fact that the Company purchases or sells Common Stock or any securities of the Company for cash. No fractional shares shall be issued for any such adjustment. No adjustments under this Section shall be applicable in the event the Company takes any of the aforementioned actions in order to complete a merger, stock for stock exchange, reorganization or other transaction with Eckler Industries, Inc.

     (d) In the event of the proposed dissolution or liquidation of the Company, the Company shall cause the Board of Directors of the Company to notify the Optionee and the Grantors at least fifteen (15) days prior to such proposed action. To the extent it has not been exercised during such fifteen (15) day period, these Options will terminate as to any unexercised portion thereof immediately prior to the consummation of such proposed action.

     7. REPRESENTATIONS. Optionee will acquire Optionee's shares for Optionee's own account, for investment only and without a view to resale or distribution except in compliance with the Securities Act of 1933, as amended, ("Act") and any applicable state securities laws, and upon the acquisition of the shares, Optionee will enter into such written representations, warranties and agreements as the Company or the Grantors may request in order to comply with the Act, any applicable state securities laws and this Option Agreement.

     8. RESERVATION. The Grantors agree, at all times during the term of the Options, to reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of the Options.

     9. TAX CONSEQUENCES AND WITHHOLDING. Optionee agrees that the Grantors are not responsible for the tax consequences to Optionee of the granting of the Options or its subsequent exercise by Optionee, and that it is the responsibility of Optionee to consult with Optionee's personal tax advisor regarding all matters with respect to the tax consequences of the granting of the Options and its exercise by Optionee.

     10. GENERAL PROVISIONS.

     (a) AGREEMENT TO BE BOUND BY CONTRACT. This Agreement shall be binding not only by the parties hereto, but also upon their heirs, executors, administrators, successors or assigns. The parties hereto agree for themselves and their heirs, executors, administrators, successors or assigns, to execute any instruments and to perform any acts which may be necessary or proper to carry out the purposes of this Agreement.

     (b) AMENDMENT OR ALTERATION. This Agreement may be altered or amended, in whole or in part, at any time, only by a written instrument setting forth such changes signed by all parties hereto.

     (c) WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     (d) NOTICES. Any notices permitted or required hereunder shall be delivered to the parties personally, by telecopier, or by United States Mail, with postage prepaid, certified or registered, return receipt requested, addressed to the respective parties at the following addresses and telecopier numbers:

         If to Company or
         Grantors:          5200 S. Washington Avenue
                            Titusville, Florida 32780
                            Attention: Gary Smith
                            Telecopier: (407) 383-8822

         If to Optionee:    Robert Abrahams
                            2610 Crestwood Lane
                            Deerfield, Illinois 60015


     The date of service of any notice or communication hereunder shall be the date of the hand delivery or receipt of telecopy, or three (3) days after the mailing, if mailed by certified mail, return receipt requested. A party whose address or telecopy number changes shall notify the other party, in accordance with this Section, within five (5) business days of such change (the "Changed Party"). Failure of the Changed Party to notify the other party of such a change shall constitute a waiver of any right to receive notice under this Agreement by the Changed Party until such time s the Changed Party shall have properly notified the other party in accordance with this Section 10.(d).

     (e) VALIDITY. In the event that any provision of this Agreement shall be held to be invalid, the same shall not effect, in any respect, the validity of the remainder of this Agreement.

     (f) INTEGRATED AGREEMENT. This Agreement and all agreements executed in accordance with the terms hereof constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restriction, representations or warranties among the parties other than those set forth herein. Nothing in this Agreement shall alter, amend, modify, delete, rescind or otherwise waive any transfer conditions to which Holder, or the Securities held by such Holder, may be subject.

     (g) ATTORNEYS' FEES. In the event any litigation including any appeals, is instituted in connection with the breach, enforcement or interpretation of this Agreement, including, without limitation, any action seeking declaratory relief, equitable relief, injunctive relief, or damages, the prevailing party shall be entitled to recover from the non-prevailing party all costs, expenses and attorneys' fees incurred in connection therewith, including any costs of collection.

     (h) STATE LAW GOVERNING CONTRACTS. This Agreement shall be governed by the laws of the State of Florida.

     (i) NO CONSTRUCTION AGAINST DRAFTING PARTY. Each party to this Agreement expressly recognizes that it results from a negotiated process in which each party was given the opportunity to consult with counsel and contributed to the drafting of this Agreement. Given this fact, no legal or other presumptions against the party drafting this Agreement concerning its construction, interpretation or otherwise accrue to the benefit of any party to this Agreement and each party expressly waives the right to assert such a presumption in any proceedings or disputes connected with, arising out of, or involving this Agreement.


                      [THIS AREA INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Non-Qualified Stock Option Agreement under seal as of the date first above written.

                             THE COMPANY:

                             ECKLER INDUSTRIES, INC.


                             By: /s/ Gary R. Smith
                             ---------------------
                             Gary R. Smith

                             THE GRANTORS:

                             CONLAN-SMART CHOICE HOLDINGS
                             MANAGEMENT TRUST UNDER AGREEMENT
                             DATED JANUARY 29, 1997


                             By: /s/ Gary R. Smith
                             ---------------------
                                Gary R. Smith, Trustee


                             By: /s/ Gerald C. Parker
                             ------------------------
                                Gerald C. Parker, Trustee


                             PARKER-SMART CHOICE HOLDINGS
                             MANAGEMENT TRUST UNDER AGREEMENT
                             DATED JANUARY 29, 1997


                             By: /s/ Gary R. Smith
                             ---------------------
                                Gary R. Smith, Trustee


                             By: /s/ Gerald C. Parker
                                Gerald C. Parker, Trustee


                             THE OPTIONEE:

                             /s/ Robert J. Abrahams
                             -------------------------------
                             Robert J. Abrahams